UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       January 25, 2011
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Citigroup Inc.
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(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

399 Park Avenue, New York, New York 10043
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(Address of principal executive offices) (Zip Code)

(212) 559-1000
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
 Current Report on Form 8-K

Item 8.01.  Other Events.

On January 25, 2011, Citigroup Inc. announced the expiration at 11:59 p.m. on January 24, 2011, of its exchange offer and consent solicitation in respect of the 6.625% Notes due 2015 (the “6.625% Notes”) and its exchange offer in respect of the 7.875% Notes due 2025 (the “7.875% Notes”), each issued by Citi’s wholly owned subsidiary, CitiFinancial Credit Company (formerly Commercial Credit Company).  Citi also announced the extension of its consent solicitation with respect to the 7.875% Notes until 5:00 p.m., New York City time, on February 7, 2011.  In connection with the expiration of the exchange offer in respect of the 7.875% Notes, Citi waived the requisite consent condition with respect to such offer. The exchange offers in respect of the 6.625% Notes and the 7.875% Notes and the consent solicitation in respect of the 6.625% Notes are expected to settle on January 27, 2011.

In accordance with Rule 135c under the Securities Act, a copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number
99.1	Press Release, dated January 25, 2011, issued by Citigroup Inc.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2011	CITIGROUP INC.

	By:	/s/ Michael J. Tarpley
	Name:	Michael J. Tarpley
	Title:	Assistant Secretary